[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) CAPITAL
                              OPPORTUNITIES SERIES

MFS(R) CAPITAL OPPORTUNITIES SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                  INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive         Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                     500 Boylston Street
                                                          Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                   DISTRIBUTOR
                                                          MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real             500 Boylston Street
estate consultant; Vice Chairman, Capitol                 Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                          INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                    MFS Service Center, Inc.
Jeffrey L. Shames*                                        P.O. Box 2281
                                                          Boston, MA 02107-9906
PORTFOLIO MANAGER
Maura A. Shaughnessy*                                     For additional information,
                                                          contact your investment professional.
TREASURER
James O. Yost*                                            CUSTODIAN
                                                          State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                          WORLD WIDE WEB
Ellen Moynihan*                                           www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided a total return of 8.05%, including the reinvestment of any distributions. This compares to a 2.53% return for the average multi-cap core fund tracked by Lipper Inc., an independent firm that reports performance and to a -0.42% return for the series' benchmark, the Standard & Poor's 500 Composite Index. The S&P 500 is a popular, unmanaged index of common stock total return performance.

The market has been extremely volatile over the period, driven mainly by interest-rate concerns. Technology and telecommunications stocks led the market between November and March, as interest rates climbed and investors abandoned stocks in more economically sensitive sectors. Valuations in the technology and telecommunications sectors reached what seemed like ridiculously high levels, especially given that many companies showed no sign of being profitable anytime soon. Investors finally got nervous and started selling tech and telecom names, leading to volatility in the S&P 500 through much of the spring. This shift caused some liquidity problems in the market -- especially among small- and mid-cap names. As technology stocks slid, safe-haven sectors like drugs, utilities, and food benefited. In May, we finally started seeing data that suggested the economy was slowing. This led to speculation that the Federal Reserve Board (the Fed) might be nearing the end of its interest rate hikes, and investors began moving back into technology stocks.

We stuck to our disciplined investment strategy, buying stocks with strong earnings growth that were selling at reasonable prices and selling them when we felt they were fully valued. We tried not to get caught up in the herd instinct known as momentum buying. Instead, we took advantage of stock price weakness to buy names that we liked. A good example is Corning, a position we started adding to back in January. In our view, this company was mostly known for its plasticware. Instead, it's the leading manufacturer worldwide of fiber used in the networks being built for high-speed data and Internet transmission. Its stock price bounced around a lot during the tech debacle. But earnings accelerated during the spring and more investors began to understand the importance of Corning's fiber business. Several other large investments also did quite well, including Mannesmann, a German wireless and wireline company that was bought out at a nice premium by Vodafone AirTouch PLC, a leading international mobile telecom provider.

During the recent volatility, we maintained a sizable stake in the telecom and tech sectors but used the volatility to change our holdings. We sold positions whose quality we were concerned about and trimmed stocks that had held up well, including well-known names such as Oracle and Cisco. We used the proceeds to buy stocks like Vodafone, which we liked but hadn't had a big position in because it had been too expensive. We also bought some lesser-known names at what we thought were attractive prices. Among them were ADC Telecommunications, a networking stock; Telesystem International Wireless, a Canadian cellular company with investments in Eastern Europe, Brazil, and Asia; and Cabletron Systems, a mid-size company involved in both networking and high-end consulting. We kept stocks like Nortel Networks -- a Canadian leader in the optical business -- that we thought had strong earnings growth prospects not fully reflected in their stock prices.

Our energy investments contributed to our strong performance during the period. We had more than doubled our energy stake late last year on the expectation that oil prices were bottoming. Our biggest increase was in oil services companies that supply services and equipment for drilling rigs and oil wells. One of our largest investments was Baker-Hughes, which was the cheapest stock in its group last fall due mainly to management problems. The stock has since rebounded nicely, thanks to both restructuring and the rally in oil prices this past winter. We also added to exploration and production stocks like Noble Drilling, as well as to natural gas pipeline stocks like Enron, Coastal, and Dynegy -- all of which did quite well during the period. In addition, we increased our stake in AES, a leading worldwide independent power producer that's benefiting from the deregulation of electric power generation.

We continued to find some good buying opportunities overseas, including Samsung Electronics, a South Korean supplier of cellular handsets and memory chips, and NTL, which is involved in acquiring cable firms. We also bought some telecommunications stocks -- including Nextlink and Allegiance Telecom -- when their stock prices nosedived this spring. In the winter, when drug stocks tumbled on worries about changes in Medicare reimbursement policies, we added shares of Pharmacia and Bristol-Myers Squibb. Another area in which we did some selective buying was financial services; We added to existing holdings like AXA Financial. Many of these stocks have appreciated significantly since we purchased them.

It's impossible to forecast the direction of interest rates or the market. We could well be near the end of the Fed's increases -- which would bode well for the market -- or we could continue to see volatility. Under either scenario, we'll maintain our disciplined investment strategy, looking for earnings growth at a reasonable price wherever we can find it. Our approach is to be patient and not panic even when the market seems like a roller coaster.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Capital Opportunities Fund, MFS(R) Utilities Fund, MFS(R) Utilities Series and MFS(R) Capital Opportunities Series (both part of MFS(R) Variable Insurance Trust(SM)), and the Utilities Series and the Capital Opportunities Series offered through MFS(R)/Sun Life annuity products.

Ms. Shaughnessy joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998. A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: August 14, 1996

Class Inception:  Initial Class August 14, 1996
                  Service Class May 1, 2000

Size: $108.7 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                              6 Months        1 Year      3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return         +8.05%       +34.63%     +129.60%      +177.87%
-------------------------------------------------------------------------------
Average Annual Total Return       --         +34.63%     + 31.92%      + 30.16%
-------------------------------------------------------------------------------

SERVICE CLASS
                              6 Months        1 Year      3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return         +8.05%       +34.63%     +129.60%      +177.87%
-------------------------------------------------------------------------------
Average Annual Total Return       --         +34.63%     + 31.92%      + 30.16%
-------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, August 14, 1996, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 91.0%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 75.5%
  Aerospace - 1.2%
    Boeing Co.                                                          17,200             $    719,175
    Honeywell International, Inc.                                       10,075                  339,402
    United Technologies Corp.                                            4,600                  270,825
                                                                                           ------------
                                                                                           $  1,329,402
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Chase Manhattan Corp.                                               20,550             $    946,584
    Providian Financial Corp.                                            3,100                  279,000
                                                                                           ------------
                                                                                           $  1,225,584
-------------------------------------------------------------------------------------------------------
  Biotechnology - 1.2%
    Pharmacia Corp.                                                     26,150             $  1,351,628
-------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Hewlett-Packard Co.                                                  3,600             $    449,550
    International Business Machines Corp.                                1,900                  208,169
    Seagate Technology, Inc.*                                           12,700                  698,500
                                                                                           ------------
                                                                                           $  1,356,219
-------------------------------------------------------------------------------------------------------
  Business Services - 1.4%
    Adelphia Business Solutions*                                         8,600             $    199,413
    Bea Systems, Inc.*                                                   3,800                  187,863
    Computer Sciences Corp.*                                            10,700                  799,156
    Finisar Corp.*                                                      14,700                  384,956
                                                                                           ------------
                                                                                           $  1,571,388
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.5%
    Motorola, Inc.                                                      39,436             $  1,146,108
    Sprint Corp. (PCS Group)*                                           12,500                  743,750
    Voicestream Wireless Corp.*                                          6,800                  790,819
                                                                                           ------------
                                                                                           $  2,680,677
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Compaq Computer Corp.                                                9,400             $    240,288
    Dell Computer Corp.*                                                16,600                  818,587
                                                                                           ------------
                                                                                           $  1,058,875
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.9%
    Mercury Interactive Corp.*                                           1,100             $    106,425
    Microsoft Corp.*                                                    10,300                  824,000
                                                                                           ------------
                                                                                           $    930,425
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                                           7,600             $    584,725
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.0%
    BMC Software, Inc.*                                                 11,800             $    430,516
    Brocade Communications Systems, Inc.*                                  900                  165,136
    Commerce One, Inc.*                                                  1,600                   72,600
    Computer Associates International, Inc.                              8,700                  445,331
    Digex, Inc.*                                                         7,600                  516,325
    Extreme Networks, Inc.*                                             19,800                2,088,900
    I2 Technologies, Inc.*                                               2,035                  212,180
    Oracle Corp.*                                                        3,600                  302,625
    Redback Networks, Inc.*                                              1,100                  195,800
    Siebel Systems, Inc.*                                                2,100                  343,481
    StorageNetworks, Inc.*                                                 180                   16,245
    Unisys Corp.*                                                       14,000                  203,875
    VERITAS Software Corp.*                                              3,750                  423,809
                                                                                           ------------
                                                                                           $  5,416,823
-------------------------------------------------------------------------------------------------------
  Conglomerates - 2.7%
    Tyco International Ltd.                                             60,720             $  2,876,610
-------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Capstone Turbine Corp.*                                                 60             $      2,704
-------------------------------------------------------------------------------------------------------
  Electronics - 6.9%
    Analog Devices, Inc.*                                                9,806             $    745,256
    Applied Materials, Inc.*                                             4,958                  449,319
    Atmel Corp.*                                                         9,800                  361,375
    Fairchild Semiconductor International Co.*                          18,400                  745,200
    Flextronics International Ltd.*                                      3,400                  233,538
    Intel Corp.                                                          5,100                  681,806
    Lam Research Corp.*                                                  8,300                  311,250
    LSI Logic Corp.*                                                    13,500                  730,688
    Micron Technology, Inc.*                                            12,200                1,074,362
    Novellus Systems, Inc.*                                              8,000                  452,500
    Sanmina Corp.*                                                       4,940                  422,370
    Solectron Corp.*                                                    20,700                  866,812
    Teradyne, Inc.*                                                      5,900                  433,650
                                                                                           ------------
                                                                                           $  7,508,126
-------------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Dynegy, Inc.                                                         5,500             $    375,719
    NRG Energy, Inc.*                                                   30,460                  555,895
                                                                                           ------------
                                                                                           $    931,614
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.0%
    Harrah's Entertainment, Inc.*                                       17,106             $    358,157
    Hearst-Argyle Television, Inc.*                                      7,600                  148,200
    Infinity Broadcasting Corp., "A"*                                   38,650                1,408,309
    Viacom, Inc., "B"*                                                   3,900                  265,931
                                                                                           ------------
                                                                                           $  2,180,597
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.2%
    Associates First Capital Corp., "A"                                 27,010             $    602,661
    Citigroup, Inc.                                                      9,400                  566,350
    Federal National Mortgage Assn                                       6,200                  323,562
    Freddie Mac Corp.                                                   23,100                  935,550
                                                                                           ------------
                                                                                           $  2,428,123
-------------------------------------------------------------------------------------------------------
  Financial Services - 1.1%
    AXA Financial, Inc.                                                 34,040             $  1,157,360
-------------------------------------------------------------------------------------------------------
  Insurance - 2.2%
    American International Group, Inc.                                   3,900             $    458,250
    Hartford Financial Services Group, Inc.                             20,929                1,170,716
    Lincoln National Corp.                                              20,000                  722,500
                                                                                           ------------
                                                                                           $  2,351,466
-------------------------------------------------------------------------------------------------------
  Internet - 1.4%
    VeriSign, Inc.*                                                      8,080             $  1,426,120
    VIA NET.WORKS, Inc.*                                                 5,620                   86,759
                                                                                           ------------
                                                                                           $  1,512,879
-------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                                   11,900             $    440,300
    Ingersoll Rand Co.                                                  17,000                  684,250
                                                                                           ------------
                                                                                           $  1,124,550
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.8%
    American Home Products Corp.                                         7,470             $    438,862
    Bausch & Lomb, Inc.                                                  8,400                  649,950
    Bristol-Myers Squibb Co.                                            18,600                1,083,450
    Pfizer, Inc.                                                        17,325                  831,600
                                                                                           ------------
                                                                                           $  3,003,862
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    PE Corp. - PE Biosystems Group                                       8,800             $    579,700
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.3%
    Phelps Dodge Corp.                                                   9,300             $    345,844
-------------------------------------------------------------------------------------------------------
  Oil Services - 5.4%
    Baker Hughes, Inc.                                                  62,700             $  2,006,400
    BJ Services Co.*                                                     5,300                  331,250
    Cooper Cameron Corp.*                                                8,400                  554,400
    Global Marine, Inc.*                                                 8,800                  248,050
    Halliburton Co.                                                     17,100                  806,906
    Noble Drilling Corp.*                                               19,000                  782,563
    Valero Energy Corp.                                                  7,600                  241,300
    Weatherford International, Inc.*                                    22,600                  899,762
                                                                                           ------------
                                                                                           $  5,870,631
-------------------------------------------------------------------------------------------------------
  Oils - 4.9%
    Coastal Corp.                                                       17,200             $  1,047,050
    Conoco, Inc.                                                        34,800                  854,775
    Conoco, Inc., "A"                                                   19,700                  433,400
    EOG Resources, Inc.                                                 22,500                  753,750
    Grant Pride Co., Inc.*                                              20,400                  510,000
    Transocean Sedco Forex, Inc.                                        15,806                  844,633
    Ultramar Diamond Shamrock                                           16,100                  399,481
    Unocal Corp.                                                        13,100                  433,938
                                                                                           ------------
                                                                                           $  5,277,027
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Tribune Co.                                                         15,200             $    532,000
-------------------------------------------------------------------------------------------------------
  Retail - 1.7%
    CVS Corp.                                                           11,700             $    468,000
    RadioShack Corp.                                                    29,700                1,407,038
                                                                                           ------------
                                                                                           $  1,875,038
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.2%
    Kroger Co.*                                                         39,378             $    868,777
    Safeway, Inc.*                                                      10,200                  460,275
                                                                                           ------------
                                                                                           $  1,329,052
-------------------------------------------------------------------------------------------------------
  Telecommunications - 17.6%
    ADC Telecommunications, Inc.*                                       14,100             $  1,182,637
    Allegiance Telecom, Inc.*                                           18,500                1,184,000
    Alltel Corp.                                                         9,800                  606,988
    Amdocs Ltd.*                                                         7,100                  544,925
    AT&T Corp.                                                          23,390                  651,996
    BroadWing, Inc.*                                                    14,024                  363,748
    Cabletron Systems, Inc.*                                            28,000                  707,000
    Cablevision Systems Corp., "A"*                                      6,200                  420,825
    CIENA Corp.*                                                         1,600                  266,700
    Cisco Systems, Inc.*                                                18,500                1,175,906
    Corning, Inc.                                                       12,100                3,265,486
    Crown Castle International Corp.*                                    2,200                   80,300
    Focal Communications Corp.*                                          2,400                   85,800
    GTE Corp.                                                            6,800                  423,300
    Intermedia Communications, Inc.*                                       100                    2,975
    Lucent Technologies, Inc.                                           10,900                  645,825
    Metromedia Fiber Network, Inc., "A"*                                18,420                  731,044
    MGC Communications, Inc.*                                           10,400                  623,350
    Nextlink Communications, Inc., "A"*                                 14,400                  546,300
    NTL, Inc.*                                                          20,851                1,248,454
    ONI Systems Corp.*                                                     150                   17,580
    Pegasus Communications Corp.*                                        2,200                  107,938
    Qwest Communications International, Inc.*                            1,500                   74,531
    Sprint Corp.                                                         1,700                   86,700
    Tekelec Co.*                                                        17,500                  843,281
    Tellabs, Inc.*                                                       4,300                  294,281
    Time Warner Telecom, Inc.*                                           7,200                  463,500
    UnitedGlobalCom, Inc.*                                              21,300                  995,775
    Vignette Corp.*                                                      1,200                   62,419
    Williams Communications Group, Inc.*                                24,600                  816,413
    Winstar Communications, Inc.*                                       18,600                  630,075
                                                                                           ------------
                                                                                           $ 19,150,052
-------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.8%
    Comcast Corp., "A"*                                                 22,200             $    899,100
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    AES Corp.*                                                          43,200             $  1,971,000
    Calpine Corp.*                                                       5,000                  328,750
    CMS Energy Corp.                                                     7,300                  161,512
                                                                                           ------------
                                                                                           $  2,461,262
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Enron Corp.                                                          7,200             $    464,400
    Williams Cos., Inc.                                                 14,900                  621,144
                                                                                           ------------
                                                                                           $  1,085,544
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $ 81,988,887
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 15.5%
  Argentina - 0.1%
    IMPSAT Fiber Networks, Inc. (Telecommunications)*                    6,380             $    106,865
-------------------------------------------------------------------------------------------------------
  Australia - 0.5%
    Cable & Wireless Optus Ltd. (Telecommunications)                   183,100             $    545,097
-------------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     5,650             $     84,044
    Global Crossing Ltd. (Telecommunications)*                          63,500                1,670,843
                                                                                           ------------
                                                                                           $  1,754,887
-------------------------------------------------------------------------------------------------------
  Canada - 2.9%
    AT&T Canada, Inc. (Telecommunications)*                              8,100             $    268,819
    Nortel Networks Corp. (Telecommunications)                          33,600                2,293,200
    Telesystem International Wireless, Inc.
      (Telecommunications)*                                             28,800                  532,800
                                                                                           ------------
                                                                                           $  3,094,819
-------------------------------------------------------------------------------------------------------
  Finland - 1.2%
    Nokia Corp., ADR (Telecommunications)                               17,440             $    870,910
    Sonera Oyj (Telecommunications)                                      9,900                  451,263
                                                                                           ------------
                                                                                           $  1,322,173
-------------------------------------------------------------------------------------------------------
  France - 0.5%
    Integra S.A. (Computer Software - Services)*                        12,200             $    110,173
    Vivendi S.A. (Business Services)                                     5,100                  450,089
                                                                                           ------------
                                                                                           $    560,262
-------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom Ltd. (Telecommunications)                             40,000             $    352,790
-------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*         57,000             $    541,500
-------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    NTT Mobile Communications Network, Inc. (Telecommunications)            20             $    541,101
-------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    Grupo Iusacell S. A. de C. V., ADR (Telecommunications)*            10,140             $    158,437
-------------------------------------------------------------------------------------------------------
  Netherlands - 2.1%
    Completel Europe N.V. (Telecommunications)*                         27,790             $    344,868
    KPNQwest N.V. (Internet)*                                            5,400                  212,379
    Libertel N.V. (Cellular Telecommunications)*                        25,300                  385,215
    United Pan-Europe Communications N.V. (Telecommunications
      and Cable)*                                                       33,700                  881,137
    Versatel Telecommunications N.V. (Telecommunications)*              10,690                  449,006
                                                                                           ------------
                                                                                           $  2,272,605
-------------------------------------------------------------------------------------------------------
  South Korea - 1.8%
    Samsung Electronics (Electronics)                                    5,900             $  1,952,731
-------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    Tele1 Europe Holdings AB (Telecommunications)*                      27,790             $    340,479
    Tele1 Europe Holdings AB, ADR (Telecommunications)*                  1,400                   16,888
    Telefonaktiebolaget LM Ericsson AB (Telecommunications)             32,800                  649,302
                                                                                           ------------
                                                                                           $  1,006,669
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.4%
    Cable & Wireless Communications PLC, ADR (Telecommunications)*      29,366             $    497,049
    Energis PLC (Telecommunications)*                                   16,690                  625,579
    NDS Group PLC, ADR (Internet)*                                       2,000                  122,000
    Vodafone AirTouch PLC (Telecommunications)*                        339,055                1,369,322
                                                                                           ------------
                                                                                           $  2,613,950
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 16,823,886
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $89,075,298)                                                $ 98,812,773
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 7.7%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost             $ 8,398             $  8,394,935
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $97,470,233)                                           $107,207,708

Other Assets, Less Liabilities - 1.3%                                                         1,456,370
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $108,664,078
-------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $97,470,233)             $107,207,708
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        16,206,408
  Cash                                                                      727
  Receivable for investments sold                                     1,346,382
  Receivable for series shares sold                                     955,451
  Dividends receivable                                                   45,055
  Deferred organization expenses                                          2,073
                                                                   ------------
      Total assets                                                 $125,763,804
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $    876,440
  Payable for series shares reacquired                                    5,448
  Collateral for securities loaned, at value                         16,206,408
  Payable to affiliates -
    Management fee                                                        2,196
    Reimbursement fee                                                     2,839
    Distribution fee                                                          5
  Accrued expenses and other liabilities                                  6,390
                                                                   ------------
      Total liabilities                                            $ 17,099,726
                                                                   ------------
Net assets                                                         $108,664,078
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 90,100,878
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      9,737,804
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 8,855,891
  Accumulated net investment loss                                       (30,495)
                                                                   ------------
      Total                                                        $108,664,078
                                                                   ============
Shares of beneficial interest outstanding                            5,029,306
                                                                     =========
Initial Class shares:
  Net asset value per share
    (net assets of $106,308,312 / 4,920,249 shares of beneficial
    interest outstanding)                                              $21.61
                                                                       ======
Service Class shares:
  Net asset value per share
    (net assets of $2,355,766 / 109,057 shares of beneficial
    interest outstanding)                                              $21.60
                                                                       ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $    219,085
    Interest                                                            149,726
    Securities lending income                                            21,553
    Foreign taxes withheld                                               (6,655)
                                                                   ------------
      Total investment income                                      $    383,709
                                                                   ------------
  Expenses -
    Management fee                                                 $    322,866
    Trustees' compensation                                                1,700
    Shareholder servicing agent fee                                      15,005
    Distribution fee (Service Class)                                        194
    Administrative fee                                                    7,049
    Custodian fee                                                        26,813
    Printing                                                             12,009
    Auditing fees                                                        17,650
    Legal fees                                                              333
    Amortization of organization expenses                                   916
    Miscellaneous                                                           922
                                                                   ------------
      Total expenses                                               $    405,457
    Fees paid indirectly                                                 (2,341)
    Reimbursement of expenses to investment adviser                      11,088
                                                                   ------------
      Net expenses                                                 $    414,204
                                                                   ------------
        Net investment loss                                        $    (30,495)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $  8,919,695
    Foreign currency transactions                                       (16,166)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  8,903,529
                                                                   ------------
  Change in unrealized depreciation -
    Investments                                                    $ (3,388,125)
    Translation of assets and liabilities in foreign currencies            (145)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $ (3,388,270)
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $  5,515,259
                                                                   ------------
          Increase in net assets from operations                   $  5,484,764
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                   YEAR ENDED
                                                               JUNE 30, 2000            DECEMBER 31, 1999
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                           $    (30,495)                $    (47,266)
  Net realized gain on investments and foreign currency
    transactions                                                   8,903,529                    7,237,544
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (3,388,270)                   9,712,329
                                                                ------------                 ------------
    Increase in net assets from operations                      $  5,484,764                 $ 16,902,607
                                                                ------------                 ------------
Distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions
  (Initial Class)                                               $ (7,295,294)                $   (100,358)
                                                                ------------                 ------------
Net increase in net assets from series shares transactions      $ 47,302,888                 $ 22,461,142
                                                                ------------                 ------------
        Total increase in net assets                            $ 45,492,358                 $ 39,263,391
Net assets:
  At beginning of period                                          63,171,720                   23,908,329
                                                                ------------                 ------------
  At end of period (including accumulated net investment
    loss of $30,495 and $0, respectively)                       $108,664,078                 $ 63,171,720
                                                                ============                 ============
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                      SIX MONTHS ENDED      -------------------------------------------       DECEMBER 31,
                                         JUNE 30, 2000             1999            1998            1997              1996*
                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                  INITIAL CLASS SHARES
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $21.74           $14.79          $11.68          $10.66             $10.00
                                                ------           ------          ------          ------             ------
Income from investment operations# -
  Net investment income (loss)(S)               $(0.01)          $(0.02)         $ 0.03          $ 0.12             $ 0.07
  Net realized and unrealized gain on
    investments and foreign currency              1.71             7.02            3.11            2.66               0.88
                                                ------           ------          ------          ------             ------
      Total from investment operations          $ 1.70           $ 7.00          $ 3.14          $ 2.78             $ 0.95
                                                ------           ------          ------          ------             ------
Less distributions declared to shareholders -
  From net investment income                    $ --             $ --            $(0.02)         $(0.09)            $(0.03)
  From net realized gain on investments
    and foreign currency transactions            (1.83)           (0.05)          (0.01)          (1.54)             (0.21)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --               --              --              --                (0.01)
  From capital                                    --               --              --             (0.13)             (0.04)
                                                ------           ------          ------          ------             ------
      Total distributions declared to
        shareholders                            $(1.83)          $(0.05)         $(0.03)         $(1.76)            $(0.29)
                                                ------           ------          ------          ------             ------
Net asset value - end of period                 $21.61           $21.74          $14.79          $11.68             $10.66
                                                ======           ======          ======          ======             ======
Total return                                      8.05%++        47.42%          26.80%          26.47%              8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.98%+          1.02%           1.02%           1.02%              1.02%+
  Net investment income (loss)                   (1.57)%+        (0.13)%          0.21%           0.91%              1.72%+
Portfolio turnover                                  61%             152%            144%            270%                44%
Net assets at end of period (000 Omitted)     $106,308          $63,172         $23,908          $5,660             $1,351

  (S) Subject to reimbursement by the series, the investment adviser agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)            $(0.01)          $(0.02)         $ 0.02          $(0.02)            $(0.04)
        Ratios (to average net assets):
          Expenses##                              0.95%+          1.03%           1.11%           2.08%              3.83%+
          Net investment income (loss)           (1.54)%          (0.14)%          0.12%          (0.18)%            (1.11)%+
    * For the period from the commencement of the series' investment operations, August 14, 1996, through December 31, 1996.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                              JUNE 30, 2000*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                        SERVICE CLASS SHARES
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $21.48
                                                                      ------
Income from investment operations# -
  Net investment loss(S)                                              $ --  +++
  Net realized and unrealized gain on investments and
    foreign currency                                                    0.12
                                                                      ------
Net asset value - end of period                                       $21.60
                                                                      ======
Total return                                                            8.05%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.16%+
  Net investment loss                                                  (2.20)%+
Portfolio turnover                                                        61%
Net assets at end of period (000 omitted)                             $2,356

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management fees and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                        $ --  +++
        Ratios (to average net assets):
          Expenses##                                                 1.13%+
          Net investment loss                                       (2.17)%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $(0.01).
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 26 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $15,944,517. These loans were collateralized by U.S. Treasury securities of $247,874 and cash of $16,206,408, which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                   SHARES            AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   16,206,408          $16,206,408

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations. During the period, the series' custodian fees were reduced by $749 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $1,592 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $59,913.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES                SALES
-------------------------------------------------------------------------------
U.S. government securities                     $ 1,139,152          $    --
                                               -----------          -----------
Investments (non-U.S. government securities)   $81,130,017          $49,373,359
                                               -----------          -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $97,470,233
                                                                   -----------
Gross unrealized appreciation                                      $16,298,389
Gross unrealized depreciation                                       (6,560,914)
                                                                   -----------
    Net unrealized appreciation                                    $ 9,737,475
                                                                   ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                        SIX MONTHS ENDED JUNE 30, 2000         YEAR ENDED DECEMBER 31, 2000
                                        ------------------------------         ----------------------------
                                             SHARES             AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               1,792,084        $40,460,276         1,585,132        $27,479,475
Shares issued to shareholders in
  reinvestment of distributions             346,569          7,295,285             5,754            100,358
Shares reacquired                          (124,831)        (2,808,996)         (301,261)        (5,118,691)
                                          ---------        -----------         ---------        -----------
    Net increase                          2,013,822        $44,946,565         1,289,625        $22,461,142
                                          =========        ===========         =========        ===========

Service Class shares
                                           PERIOD ENDED JUNE 30, 2000*
                                          ----------------------------
                                             SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                                 109,197        $ 2,359,310
Shares reacquired                              (140)            (2,987)
                                          ---------        -----------
    Net increase                            109,057        $ 2,356,323
                                          =========        ===========

* For the period from the inception of the Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated series' participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $337. The series had no significant borrowings during the period.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                              VCO-3  8/00   15M